UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2009

SunPower Corporation

(Exact name of registrant as specified in its charter)

001-34166

(Commission

File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3939 North First Street, San Jose, California 95134

(Address of principal executive offices, with zip code)

(408) 240-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operation and Financial Condition

On November 16, 2009, SunPower Corp. (the “Company”) issued a press release announcing an internal investigation by its Audit Committee of certain unsubstantiated accounting entries related to cost of goods sold in the Company’s Philippines operations. Such unsubstantiated accounting entries may affect the Company’s previously reported financial results. The Company is working with its Audit Committee, the Committee’s outside experts and the Company’s independent auditors to determine if any restatements of its 2009 interim financial reports and its 2008 annual report will be necessary. The full text of the press release is being furnished as Exhibit 99.1 to this report.

The information filed in this Item 2.02 and the exhibit attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On November 16, 2009, the Company issued a press release announcing an internal investigation by its Audit Committee of certain unsubstantiated accounting entries related to cost of goods sold in the Company’s Philippines operations. The Company is working with its Audit Committee, the Audit Committee’s outside experts and the Company’s independent auditors to determine if any restatements of its 2009 interim financial reports and its 2008 annual report will be necessary. Until the investigation is complete and such a determination is made, there can be no assurances that broader issues do not exist. Therefore, on November 16, 2009 the Audit Committee concluded that the Company’s previously issued interim financial statements for each of the 2009 quarterly periods, the previously reported financial results for the fiscal year ending December 28, 2008, the financial information in its quarterly reports on Form 10-Q for the 2009 quarters, the financial information in the 2008 annual report on Form 10-K, and the guidance provided by the Company for the 2009 fiscal year, should no longer be relied upon. The Company anticipates providing an update on the investigation within the next 30 days.

The Company and Audit Committee are also evaluating whether the accounting issues under investigation were the result of one or more material weaknesses in the operation of the Company’s internal controls over financial reporting. The Company is discussing and will continue to discuss these matters with its independent registered accounting firm, PricewaterhouseCoopers LLP.

The Company does not believe the accounting issues under investigation will impact its ability to honor its contractual commitments or operate its business in the ordinary course.

Portions of this report may constitute “forward-looking statements,” and assumptions underlying such forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”), Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Any such forward-looking statements are made within the “safe-harbor” protections of the PSLRA, should not be relied upon as representing the Company’s views as of any subsequent date, and the Company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements in this filing include those regarding: (a) the Company’s financial statements; (b) potential adjustments to the Company’s periodic reports, potential restatements of prior period financial statements and potential material weaknesses in the Company’s internal controls over financial reporting, and (c) the timing and results of the Audit Committee investigation. Such forward-looking statements are based on information available to the Company as of the date of this release and involve a number of risks and uncertainties, some beyond the Company’s control, that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks include the uncertainty surrounding the timing and results of the Audit Committee investigation, the potential need for restatement of the Company’s prior period financial statements, potential legal or regulatory action related to the matters under investigation, and the potential impact on the Company’s business and stock price of any announcements regarding any of the foregoing. Additional information that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press release dated November 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

Date:	November 16, 2009

By:	/S/ DENNIS V. ARRIOLA
Name:	Dennis V. Arriola
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated November 16, 2009.